UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 14, 2003

Date of Report (date of earliest event reported)

SAGENT TECHNOLOGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-25315	94-3225290
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 W. El Camino Real, Suite 300

Mountain View, CA 94040

(Address, including zip code, of principal executive offices)

(650) 815-3100

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements and Exhibit.

(c)    Exhibit

99.1    Press Release dated November 14, 2003.

Item 12.    Results of Operations and Financial Condition.

On November 14, 2003, Sagent Technology, Inc. issued a press release reporting its third quarter 2003 financial results. A copy of the press release is attached as Exhibit 99.1.

The information in this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAGENT TECHNOLOGY, INC. a Delaware corporation

Dated: November 18, 2003	By:	/s/ Patricia Szoka

Patricia Szoka Chief Accounting Officer